UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

MED SPA VACATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-210922	47-5268172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Jones Ferry Road, Suite 207 Carrboro, NC	27510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 933-2720

(Former name or former address, if changed since last report.)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On February 12, 2021, the board of directors of Med Spa Vacations, Inc., a Nevada corporation (the “Company”), authorized and approved the Company’s entry into a one-year consulting agreement (the “Consulting Agreement”) with Benzions LLC, a Delaware limited liability company (“Benzions”), to be effective as of March 1, 2021, pursuant to which Benzions will provide certain strategic advisory and investor relations services to the Company in consideration for a consulting fee of $4,000 per month. The Consulting Agreement can be terminated by either party, at any time, upon 30 days’ written notice.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 12, 2021, the Company received a loan in the amount of $150,000 (the “Loan”) from Hometown International Inc., a Nevada corporation (“Hometown”). To evidence the Loan, the Company issued a promissory note in the principal amount of $150,000 (the “Note”) to Hometown, with a maturity date of February 11, 2022. Interest accrues on the principal amount of the Note at the rate of six percent (6%) per annum, and shall be paid on a quarterly basis, in the amount of $2,250 per quarter, on the following dates: May 12, 2021; August 12, 2021, November 12, 2021 and February 11, 2022. The Company may prepay any amounts due under the Note without penalty or premium.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Promissory Note, dated February 12, 2021, in the principal amount of $150,000

10.1	Consulting Agreement by and between the Company and Benzions LLC, dated March 1, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2021

	By:	/s/ John D. Rollo
	Name:	John D. Rollo
	Title:	President

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